
NASDAQ WELCOM
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

usio®

Investor Presentation

September 2020

usio.com

USIO
Nasdaq Listed

LEGAL
DISCLAIMER

INVESTOR PRESENTATION

This communication is for informational purposes only. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any information contained herein. Any data on past performance is no indication as to future performance. Usio, Inc. ("Usio" or, the "Company") assumes no obligation to update the information in this communication. This presentation is not an offer to buy or the solicitation of an offer to sell Usio securities.

FORWARD-LOOKING STATEMENTS

These slides and any accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other Federal securities laws. These forward-looking statements are identified by the use of words such as "believe," "expect," "prepare," "anticipate," "target," "launch," and "create," or similar expressions including statements about commercial operations, technology progress, growth and future financial performance of the Company. Forward-looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company's business that could cause actual results to vary, including such risks that the Company's security applications may be insufficient; the Company's ability to adapt to rapid technological change; adverse effects on the Company's relationships with Automated Clearing House, bank sponsors and credit card associations; the Company's ability to comply with federal or state regulations; the Company's exposure to credit risks, data breaches, fraud or software failures, the uncertainty caused by the pandemic and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission (the "SEC") including its annual report on Form 10-K for the year ended December 31, 2019. One or more of these factors have affected, and in the future could affect, the Company's businesses and financial results and could cause actual results to differ materially from plans and projections. All forward-looking statements made in this release are based on information presently available to the Company's management. The Company disclaims any obligation to update these forward-looking statements, except as required by law. This presentation contains statistics and other data that has been obtained from or compiled from information made available by third parties service providers. The Company has not independently verified such statistics or data. The information presented in this presentation is as of the date of this presentation unless indicated otherwise.

LEGAL DISCLAIMER

NON-GAAP FINANCIAL MEASURE AND RELATED INFORMATION

This presentation includes reference to Adjusted EBITDA, a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). The Company defines EBITDA as operating income (loss), before interest, taxes, depreciation and amortization of intangibles. The Company defines Adjusted EBITDA as EBITDA, as defined above, plus non-cash stock option costs and certain non-recurring items, such as acquisitions. These measures may not be comparable to similarly titled measures reported by other companies. Investors should not rely on any single financial measure to evaluate the Company's anticipated business. Certain of the financial metrics in this presentation can be found in the Company's Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 30, 2020, and in the Company's Form 10-Q for the quarter ended June 30, 2020, filed with the SEC on August 14, 2020, and the reconciliation of Adjusted EBITDA can be found on slide 30 of this presentation.

TRADEMARKS AND INTELLECTUAL PROPERTY

All trademarks, service marks, and trade names of the Company and its subsidiaries or affiliates used herein are trademarks, service marks, or registered trademarks of the Company as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners.

RISK FACTORS
SUMMARY

The following factors, among others, could cause actual results to differ materially from those set forth in this presentation. "USIO," "the Company," "we," "us," "our," or similar terms refer to Usio, Inc. and its subsidiaries (the "Company"):

- We could experience adverse financial effects due to strain on the global economic environment.
- Loss of key resellers could reduce our revenue growth.
- We may not realize the opportunities from our acquisition of Singular Payments, LLC.
- We rely on our relationship with the Automated Clearing House network, and if the Federal Reserve rules were to change, our business could be adversely affected.
- If our third-party card processing providers or our bank sponsors fail to comply with the applicable requirements of Visa, Mastercard and Discover credit card associations, we may have to find a new third-party processing provider, which could increase our costs.
- Our prepaid card revenues from the sale of services to merchants that accept Mastercard cards are dependent upon our continued Mastercard registration and financial institution sponsorship and, in some cases, continued participation in certain payment networks.
- If we fail to comply with the applicable requirements of the respective card networks, they could seek to fine us, suspend us or terminate our registrations. If our merchants or ISOs incur fines or penalties that we cannot collect from them, we could end up bearing the cost of fines or penalties.
- We are subject to extensive and complex federal and state regulation and new regulations and/or changes to existing regulations could adversely affect our business.
- If we fail to comply with complex and expanding consumer protection regulations, our business could be adversely affected.
- Our card programs are subject to strict regulation under federal law regarding anti-money laundering and anti-terrorist financing. Failure to comply with such laws, or abuse of our card programs for purposes of money laundering or terrorist financing, could have a material adverse impact on our business.
- If our efforts to protect the security of information about our customers, cardholders and vendors are unsuccessful, we may face costly government enforcement actions and private litigation, and our sales and reputation could suffer.
- Our business strategy includes identifying businesses and assets to acquire, and if we cannot integrate acquisitions into our company successfully, we may have limited growth.

A more complete description of these risks and uncertainties can be found in the filings of the Company with the U.S. Securities and Exchange Commission (the "SEC"), including in the Company's Annual Report on Form 10-K, for the fiscal year ended December 31, 2019, and the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020. We undertake no obligation to update any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forwarding-looking statements.


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

Company Overview & ACH

Louis Hoch
President & CEO

usio®

INVESTMENT HIGHLIGHTS

Suite of Industry leading B2B & B2C FinTech Solutions

- Payment Facilitation ("Pay Fac") & Third-Party Processing
- NACHA Certified Third-Party Sender
- End-to-end Prepaid Card Processing/Issuing, Credit & Debit Card Processing Platform

Innovative and Proprietary Payment Enablement Technology

- "PayFac-in-a-Box" platform offers true single channel commerce experience through API
- Serves Integrated Software Vendors (ISVs) and enterprise level merchants in traditionally "bill-centric" verticals

Large & Growing Markets

- $15 Trillion TAM in Third Party Processing by 2022[1]
- $3.7 Trillion TAM in Prepaid Card by 2022[2]
- $52 Trillion TAM in Payment Facilitation by 2022[1]

Tier 1 Customers and Partners

- Open Table, City of New York, City of Los Angeles, Pfizer, Eli Lilly
- Mastercard virtual card to Apple, Google or Samsung Wallets

Key Regulatory Differentiators

- The only broad-industry focused NACHA Certified sender
- Direct access to the Federal Reserve with own terminal and routing number

Growth Through Organic Expansion and Acquisitions

- 3-year revenue CAGR of 24.6%
- Future M&A opportunities intended to strengthen service offerings and customer base

1. Total Addressable Market, Oxford Alpha Fund: Payments Industry Report, Nov 2018 https://static1.squarespace.com/static/5abab4644511a0a57d8bf6d4/t/5c2b2810cc8365767a1b405e8/1546332205105/Payments+Report.pdf
2. Edgar, Dunn & Co.: Global Potential for Prepaid Cards, Sept 2018 https://edgardunn.com/wp-content/uploads/2018/10/Global-Potential-for-Prepaid-Cards-SEPT-2018.pdf

ANNUAL REVENUE



$35
$30
$25
$20
$15
$10
$5
$-
Millions
$5.18
$13.40
$14.38
$12.08 *
$14.57
$24.00
$28.20
2013
2014
2015
2016
2017
2018
2019
Revenue

24.6%

3-Year CAGR
2017-2019

* 2016 top line revenue decreased due to a client selling a portion of their merchant processing.

TRANSACTIONS
PROCESSED PER YEAR



Millions
16
14
12
10
8
6
4
2
0
2.7
13
14.2
12.3
10.9
14.3
15.4
2013
2014
2015
2016
2017
2018
2019
Transactions

DOLLARS
PROCESSED PER YEAR



$3500
$3000
$2500
$2000
$1500
$1000
$500
$0
Millions
$630
$2,978
$3,300
$2,916
$2,830
$3,400
$3,540
2013
2014
2015
2016
2017
2018
2019
Dollars

OUR ACH MODEL

TARGET CUSTOMER PROFILE

- Consumer Driven
- B2B Payments
- Bill Payments
- Disbursements

TARGET VERTICALS

- Healthcare
- Utilities
- Insurance
- Specialized Consumer Lending
- B2B Billing
- Mortgage Lending
- Non-Profit

TARGET VERTICAL CHARACTERISTICS

- Recurring Transactions
- Low Attrition
- Need for Advanced Technology



KEY ACH DIFFERENTIATORS & HOW WE MAKE MONEY

KEY DIFFERENTIATORS

- The only broad-industry focused **NACHA Certified** sender

Nacha™ Certified

- Direct access to the **Federal Reserve** with our own terminal and routing number
- **Greater funding control** – Same-day funding and late cutoff
- **Multiple** Originating Depository Financial Institutions
- Constant **innovation** will position us as leading player in real-time payments

HOW WE MAKE MONEY

ON AVERAGE WE EARN	NET REVENUE PER TRANSACTION	MARGIN
$.70	$.41	60%+
ON A RETURN OR ORIGINATION		



NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

usio®

Prepaid Card
Issuing

Houston Frost
SVP, Corporate Development
& Prepaid Card Services

OUR PREPAID MODEL

TARGET CUSTOMER PROFILE

- SMBs needing expense management, refund disbursement, incentives, per diems, loyalty programs and more
- Entities looking to migrate away from physical checks to virtual payment and funds disbursement mechanisms
- Programs Managers that Fund the Cardholder Acquisition Costs

TARGET VERTICAL CHARACTERISTICS

- Recurring Card Loads
- Recurring Transactions
- Potential for Breakage, Inactivity Fees, Spoilage and more
- Low Risk

TARGET VERTICALS

Healthcare

Utilities

Insurance

Education

Property Management

Non-Profit

HOW WE MAKE MONEY

INTERCHANGE	BREAKAGE	SPOILAGE	MARGIN
1%-2%	2%-4%	40%+	40%+
On card spend.	Of cards loaded with $200 or more.	Of value on cards where $20 or less is loaded.	

usio®

CARD ISSUANCE &
MONEY DISBURSEMENT

Services:

Debit Mastercard Issuance (Physical)

Virtual Mastercard Issuance

Other Disbursement Services:

- ACH Processing (Direct Deposit)
- Push to Debit Card Payments
- Paper Checks

Use Cases:

Emergency Relief Assistance

Corporate Expenses

Contractor Payments

Payroll

Incentives and Promotions

General Funds Disbursement


LOGO
GOES
HERE
akimbo
akimbo
debit

PHYSICAL CARDS

- Debit Mastercard with web and mobile access, plus SMS transaction alerts
- Ship to any address in the U.S. or order in bulk
- Can be anonymous / unregistered


MAKE PURCHASES ONLINE
akimbo
debit
say hello

VIRTUAL CARD SOLUTION

- Send funds to any email or smart phone in the U.S.
- Provision virtual card to Apple, Google or Samsung Wallets
- Use virtual card number for online or phone purchases
- Convert virtual card to a physical card







OPTIONS & FEATURES

Creating and Loading Cards

Batch file via SFTP

Webservices API

Contact client representative

Card Program Customizations

Branded card and card package

Anonymous or KYC-required cards*

ATM access (enabled/disabled)

Merchant Category Code (MCC) restrictions

Branded web and mobile apps

Cardholder Features

Online and mobile access

Real-time SMS transaction alerts (purchases and loads)

Live agent customer service


Jack Daly
Add a Card
Jack Daly
$453.97
debit
Hold Near Reader

* Anonymous cards can be funded by organization only (not by cardholder) and have $2,500 max balance restriction.


BANK
CREDIT CARD

WHY PREPAID WINS

We offer turn-key and custom card issuance solutions that cover a wide-range of applications and use cases.

- Ready-to-issue card programs enables us launch programs quickly and efficiently
- While market incumbents tend to focus on large opportunities with a single solution, we can support the needs of small, medium and large solutions with a suite of available card types.

We focus on relationships

- personalized support & ability to meet customer demands
- Strong track record of launching solutions quickly have solidified our reputation in the market.


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

Payment Facilitation

Greg Carter
SVP, Payment Facilitation


BANK
CREDIT CARD

WHAT IS
PAYMENT FACILITATION?

Payment Facilitation (PayFac) is simply the latest innovation in merchant acquiring, providing:

- frictionless merchant onboarding, enrollment and automated risk/underwriting procedures - which have traditionally been very manual processes - to provide for mass adoption and scale in short order by way of a leveraged distribution model (one to many).
- Our differentiated go-to-market strategy creates loyalty and enhances customer value of the Integrated Software Vendors (ISVs) we serve.
- ISVs are now able to monetize payments flowing through their software applications, turning payments from a cost center to a revenue generating business unit.

TARGET AUDIENCE

Leveraging its multi-functional, proprietary payment enablement platform and broad capabilities spanning the issuing and acquiring environments, USIO serves the Integrated Software Vendor ("ISV") marketplace as well as Enterprise Level Merchant Businesses.


ISV's
TARGET
Enterprise
Level
Merchants

RATIONALE FOR
SOFTWARE ENABLED PAYMENTS

There are ~20k SaaS platforms in the US, ~11k are ISVs with approximately ~$1.6tr in potentially addressable payments volume; larger ISVs are addressable as potential PayFacs *


~11k with
a payments
aspect
associated
~10k
other ISV
~$1.6tr
addressable
payments volume
Card
Not
Present
Card
Present
$2,000
$1,500
$1,000
$500
$0

Advantages of becoming a PayFac for ISVs & tech platforms (vs. a traditional integrated payments relationship) *

USIO's primary target is an ISV or technology provider with ***$3 to $30 million in annual recurring revenue.***

*Source: Credit Suisse Research Report: "Payments, Processors & Fintech" by Timothy E. Chiodo, CFA, Nik Cremo, Justin Forsythe, CPA and Moshe Orenbuch

ADVANTAGES OF PAYMENT FACILITATION FOR ISV's

Advantages of becoming a PayFac for ISVs & tech platforms (vs. a traditional integrated payments relationship) *	
Revenue generation	• Create a recurring revenue stream (combination of software + payments is powerful) • Must be weighed vs. revenue share opportunities via a traditional integrated payments relationship
Fast onboarding of sub-merchants	• Sub-merchants avoid lengthy application processes required to receive merchant accounts
Control of customer experience	• Consolidation in the merchant acquiring space has led to reduced service levels for ISVs partnering with acquirers; so, take control of that, bring in-house

These are core fundamentals upon which the Usio PayFac offering was created and the basis (value-proposition) upon which we approach the market.

*Source: Credit Suisse Research Report: "Payments, Processors & Fintech" by Timothy E. Chiodo, CFA, Nik Cremo, Justin Forsythe, CPA and Moshe Orenbuch

PAYMENT FACILITATION
VALUE PROPOSITION

What are the traditional steps, processes, and costs associated with becoming a full-fledged Payment Facilitator? (but platforms are emerging to meaningfully reduce the time and costs associated with the process below) *

USIO eliminates the time and financial hurdles of becoming a Payment Facilitator. How?

Hiring team to manage capability
Requires team of full-time employees to manage business, legal, and engineering processes, along with building a customer service function, etc.

→ **NOT REQUIRED** - Leverage USIO infrastructure and expertise.

Payments systems set-up (13-27 months, ~$650k – $1.1mm)
Acquiring processor (bank) sponsorship, potential gateway integrations, Level 1 PCI DSS certification, building initial merchant dashboard and payout systems; could require consultants/advisors

→ **NOT REQUIRED** - All included in USIO PayFac-in-a-Box.

Merchant onboarding & compliance (11-38 months, ~$1.8mm)
Develop merchant underwriting and onboarding procedures (e.g., ID verification, risk scoring systems), along with compliance with various licenses and card network requirements, data retention & privacy, etc.

→ **NOT REQUIRED** - All automated and frictionless through USIO Enrollment API's.

Ongoing management of capability (~$200k – $ millions per year)
Per account costs for onboarding & monitoring, risk monitoring, fraud prevention, chargeback process handling (i.e., responding with evidence submissions, reporting [1099s], annual compliance validation, etc.)

→ **NOT REQUIRED** - All operational aspects managed through USIO personnel, shielding ISV from risk exposure and expense.

Additional costs to consider longer term
- International expansion (some of the above, but for a new market)
- Technical & procedural changes due to changing regulations (e.g., PSD2)

→ **NOT REQUIRED** - Leverage USIO infrastructure and expertise.

Platforms & consultancies such as **Payrix, Finix, Infinicept, Amaryllis, etc.** are beginning to emerge to help reduce the time & costs associated with transitioning from an ISV to a PayFac.

→ **Payrix, Finix, Infinicept, etc. "solutions" solve challenges in pieces. Furthermore, it takes a ton of time and the path to the money is a heavy lift.**

*Source: Credit Suisse Research Report: "Payments, Processors & Fintech" by Timothy E. Chiodo, CFA, Nik Cremo, Justin Forsythe, CPA and Moshe Orenbuch

PAYFAC EXECUTION
QUARTERLY


Volume Processed
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
0
in Millions
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020

PAYFAC EXECUTION
QUARTERLY



Transactions Processed
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
in Thousands
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

Financials

Tom Jewell
SVP, Chief Financial Officer


BANK
CREDIT CARD

INCOME STATEMENT HIGHLIGHTS

Annual Revenue 2018
$25.0 MILLION

Annual Revenue 2019
$28.2 MILLION

$5.9
Gross Profit 2019

$5.6
Gross Profit 2018

Adjusted EBITDA*

2019 $(1.7)

2018 $(0.6)

*See non-GAAP reconciliation of Adjusted EBITDA on slide 30

REVENUES BY CATEGORY

	Six Months Ended			
	June 30, 2020	June 30, 2019	$ Change	% Change
ACH and Complementary Service Revenue	$ 4,016,991	$ 4,716,211	$ (699,220)	-14.83%
Credit Card Revenue	$ 9,570,857	$ 8,327,869	$ 1,242,988	14.93%
Prepaid Card Services Revenue	$ 1,144,384	$ 701,331	$ 443,053	63.17%
Total Revenue	$ 14,732,232	$ 13,745,411	$ 986,821	7.18%

NON-GAAP
RECONCILIATION

Non-GAAP Reconciliation	Twelve Months Ended				Six Months Ended			
	31-Dec-19		31-Dec-18		30-Jun-20		30-Jun-20	
(Values in Millions)								
Revenues	$	28.2	$	25.0	$	14.7	$	13.7
Reconciliation from Operating Income (Loss) to Adjusted EBITDA:								
Operating Income (Loss)	$	(5.1)	$	(3.8)	$	(2.2)	$	(2.4)
Depreciation and Amortization	$	2.0	$	1.9	$	0.8	$	1.0
EBITDA	$	(3.0)	$	(1.9)	$	(1.4)	$	(1.4)
Non-Cash Stock-based compensation expense, net	$	1.3	$	1.3	$	0.6	$	0.6
Adjusted EBITDA	$	(1.7)	$	(0.6)	$	(0.8)	$	(0.7)

BALANCE SHEET
HIGHLIGHTS

USD Millions

Account	6/30/20 (Unaudited)	12/31/19	12/31/18
Cash	$ 1.8	$ 2.1	$ 2.2
Restricted Cash & Settlement Funds	$ 54.7	$ 49.4	$ 57.3
Total Assets	$ 65.8	$ 61.6	$ 68.2
Short-term/Long-term Debt	$ 0.8	$ -	$ -
Total Liabilities	$ 59.8	$ 54.0	$ 58.6
Total Equity	$ 6.0	$ 7.6	$ 9.6
Total Liabilities & Stockholder Equity	$ 65.8	$ 61.6	$ 68.2
Additional Information			
Net Loss Carryforward	$ 48.2	$ 48.2	$ 45.3

CAPITALIZATION TABLE

	Total	Insiders
Common Shares Outstanding	19,959,603	7,677,185
RSU	423,666	216,666
Warrants Outstanding	90,000	-
Options Outstanding	-	-
Total Fully Diluted Shares Outstanding	20,473,269	7,893,851

LEADERSHIP



Mr. Hoch, CPP has 30 years of management experience, 20 of which at a senior executive level of public companies. Mr. Hoch is an expert in payment processing and service bureau operations. As the President, CEO and Vice-Chairman of USIO, Mr. Hoch is responsible for all operations and strategy for the Company. Mr. Hoch holds a BBA in computer information systems and a MBA in international business management, both from Our Lady of the Lake University.



Mr. Jewell has over 35 years of business leadership experience focused on management, auditing, accounting, internal controls and finance. Mr. Jewell has worked in Financial leadership capacities for organizations such as RadioShack, Verizon and Kentucky Fried Chicken, and he began his career at Touche Ross (Deloitte) in 1978. Mr. Jewell holds a BBA in Accounting from Marshall University, an MBA in Finance from Bellarmine University and is a Certified Public Accountant.



Mr. Long has more than 40 years of senior executive management and systems development experience in several publicly traded companies, as well as operating his own systems consulting business. Before assuming the CEO position at Usio, Inc., Mr. Long was vice president of information technology at Billing Concepts, at that time, the largest third-party billing clearinghouse for the telecommunications industry.

usio®

INVESTMENT HIGHLIGHTS

Suite of Industry leading B2B & B2C FinTech Solutions
- Payment Facilitation ("Pay Fac") & Third-Party Processing
- NACHA Certified Third-Party Sender
- End-to-end Prepaid Card Processing/Issuing, Credit & Debit Card Processing Platform

Innovative and Proprietary Payment Enablement Technology
- "PayFac-in-a-Box" platform offers true single channel commerce experience through API
- Serves Integrated Software Vendors (ISVs) and enterprise level merchants in traditionally "bill-centric" verticals

Large & Growing Markets
- $15 Trillion TAM in Third Party Processing by 2022[1]
- $3.7 Trillion TAM in Prepaid Card by 2022[2]
- $52 Trillion TAM in Payment Facilitation by 2022[1]

Tier 1 Customers and Partners
- Open Table, City of New York, City of Los Angeles, Pfizer, Eli Lilly
- Mastercard virtual card to Apple, Google or Samsung Wallets

Key Regulatory Differentiators
- The only broad-industry focused NACHA Certified sender
- Direct access to the Federal Reserve with own terminal and routing number

Growth Through Organic Expansion and Acquisitions
- 3-year revenue CAGR of 24.6%
- Future M&A opportunities intended to strengthen service offerings and customer base

1. Total Addressable Market, Oxford Alpha Fund: Payments Industry Report, Nov 2018 https://static1.squarespace.com/static/5abab4644611a0a67d8bf6d4/t/5c2b2810cc836576a1b405e8/1546332205105/Payments+Report.pdf
2. Edgar, Dunn & Co.: Global Potential for Prepaid Cards, Sept 2018 https://edgardunn.com/wp-content/uploads/2018/10/Global-Potential-for-Prepaid-Cards-SEPT-2018.pdf